SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):                                                                                     June 20, 2011

 EWORLD INTERACTIVE, INC.
(Exact name of registrant as specified in its charter)

Florida	000-52438	65-0855736
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
2580 Anthem Village Drive, Henderson, Nevada 89052
 (Address of Principal Executive Offices)                                                                                     (Zip Code)

Registrant’s telephone number, including area code: (702) 588 5971

(Former name and former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.02 Entry into a Material Definitive Agreement

Effective June 16, 2011, E World Interactive Inc. (the "Company") executed an agreement with Felix Power Machinery Co. Ltd  ( “Felix Power”) relating to the distribution of Felix Power energy wind, solar and hydro products in the US. Further information relating to the agreement is set out here as Exhibit 10.1.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Director

On June 14, 2011, the Board of Directors of EWorld Interactive, Inc. (‘EWRL’ of ‘E World’) appointed Patrick Rogers to the Board of Directors of E World.

Mr. Rogers is Agent and Owner of First Data Independent States North American States. FDISNAS  is an established leader in the transaction processing industry focusing on offering products and services that allow merchants to accept electronic payments including Major Credit Cards, ATM’s and Debit Cards, Gift Cards,  Telecheck Electronic Check Acceptance and Web Based E-Commerce Transactions.

Previously, he was Founder and CEO of Win Win Gaming, Inc. developing gaming opportunities throughout Mainland China and marketing instant scratch lottery tickets with the Shanghai Welfare Lottery. He spearheaded the production of a weekly television game show to promote the lottery games in Shanghai. At Win Win, he also orchestrated the acquisition of two mobile game development companies that developed and released over 50 mobile game titles worldwide with brand partners that included ESPN X-Games and Wimbledon.

Mr. Rogers served as President/CEO of Internet Gaming Solutions, Inc., an early leader in the development of regulated online gaming in Nevada. He also founded Players Club.com as an Internet gaming portal which was subsequently sold to MGM Mirage . Mr. Rogers also served as Corporate VP of Eastern European Marketing for Mirage Resorts, Inc. focusing on Russian casino player development for the Bellagio and Mirage Hotel Resorts. Mr. Rogers served as a top executive for Players Club International, the world’s largest casino affiliate club where he promoted Players Club in virtually every popular gaming destination worldwide.  His efforts contributed to the highly successful World Championships of Blackjack and Craps gaming tournaments. Mr. Rogers’ also has substantial gaming operations experience serving as General Manager of two Players International Casino projects (Players Island Casino in Mesquite, Nevada and Players Riverboat Casino in Metropolis, Illinois) where he was issued a key gaming license from the state of Illinois.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(A) FINANCIAL STATEMENTS.

Not applicable.

(B) PRO FORMA FINANCIAL INFORMATION.

Not applicable.

(C) EXHIBITS.

EXHIBIT NUMBER DESCRIPTION

Exhibit 10.1 Distribution Agreement between E World and Felix Power.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EWORLD INTERACTIVE, INC.

By:	s\ Gerry Shirren
Name: Gerry Shirren
Title: President
Dated: June 20, 2011